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Exhibit 99.2

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

        For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Paul A. Smith, the chief financial officer of Imperial Oil Limited (the "Company"), hereby certifies that, to his knowledge:

        (i)    the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003

/s/ Paul A. Smith Paul A. Smith Controller and Senior Vice-President, Finance and Administration (chief financial officer)

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Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350